                                                                    Exhibit 99.2

                                INSO CORPORATION

     PRO FORMA COMBINED CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS

                                   (UNAUDITED)


Background Information

On July 16, 1996, INSO Corporation, a Delaware corporation (the "Company" or "INSO") purchased privately held Electronic Book Technologies, Inc. a Delaware corporation ("EBT"). The acquisition was in the form of a merger of a subsidiary of the Company into EBT.

The Company paid an aggregate of approximately $27,800,000 in cash at the closing from the Company's cash on hand. In addition, certain stock options of EBT survived the closing (the "Surviving Options") and if exercised, the Company has the right and obligation to purchase shares issuable upon such exercises, for an additional aggregate amount of approximately $10,400,000, which is also expected to be paid from the Company's cash on hand. The transaction will be accounted for as a purchase and provides for additional payments of approximately $1,500,000 to the principal stockholder of EBT eighteen months after the closing date and contingent payments up to an additional $5,300,000 in the event that certain EBT financial and operating goals are met.

The acquisition includes certain technology under research and development, which is to be written-off with a charge of $34,300,000, to the Company's consolidated 1996 third quarter earnings.

EBT is a leading international provider of integrated CD-ROM/Web publishing solutions for serious corporate and commercial publishers. EBT markets its products to original equipment manufacturers of computer software and to major corporations and government entities.


Basis of Accompanying Unaudited Pro Forma Combined Condensed Financial
Statements

The results of EBT's operations will be included in the Company's operating results beginning July 16, 1996, the closing date of the acquisition. The Unaudited Pro Forma Combined Condensed Balance Sheet assumes that the acquisition of EBT, including the payment for the underlying stock of the Surviving Options, occurred on June 30, 1996. The Unaudited Pro Forma Combined Condensed Statements of Operations combines the historical results of operations of INSO and EBT for the year ended December 31, 1995 and the six months ended June 30, 1996 assuming the acquisition occurred on January 1, 1995 and January 1, 1996, respectively. The unaudited pro forma combined condensed financial statements do not reflect cost savings and synergies which might be achieved from the merger.

                                INSO CORPORATION

     PRO FORMA COMBINED CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS

                                   (UNAUDITED)


The Unaudited Pro Forma Combined Condensed Balance Sheet includes the effect of the write-off of certain technology under research and development of $34,300,000. However, the Unaudited Pro Forma Combined Condensed Statements of Operations do not consider the write-off of this technology or other non-recurring charges which may result from the transaction and the integration of EBT into the Company. The Company expects these to be charged to operations during the quarter ended September 30, 1996.

The Unaudited Pro Forma Combined Condensed Balance Sheet includes direct transaction costs associated with the merger. These direct costs consist of legal and accounting services and appraisal fees. Additionally, the Unaudited Pro Forma Combined Condensed Balance Sheet includes estimated costs relating to the elimination of excess and duplicate activities as a result of the merger. The actual allocation of the final purchase price may be different from that reflected in the pro forma combined condensed financial statements. There can be no assurance that INSO will not incur additional charges in subsequent quarters to reflect costs associated with the merger or that management will be successful in their efforts to integrate the operations of the two companies.

Management believes that the assumptions used in preparing these unaudited pro forma combined condensed financial statements provide a reasonable basis for presenting all of the significant effects of the acquisition. These unaudited pro forma combined condensed financial statements do not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the date indicated or of those results which may be achieved in the future. The pro forma combined condensed financial statements should be read in conjunction with the consolidated financial statements included in the INSO Corporation Annual Report on Form 10-K for the year ended December 31, 1995.

                                INSO CORPORATION

     PRO FORMA COMBINED CONDENSED BALANCE SHEET AND STATEMENTS OF OPERATIONS

                                   (UNAUDITED)


Pro Forma Adjustments

A summary of the Pro Forma Adjustments is set forth as follows:

(a) To record operating cash paid for all outstanding Common and Preferred Stock, including the underlying common stock of the Surviving Options.

(b)  To record cash received from the exercise of stock options.

(c)  To adjust assets acquired to estimated fair market value.

(d) To record product development amortization expense using an amortization period of 3 years.

(e) To record the write-off of certain purchased technology under research and development.

(f)  To eliminate EBT's redeemable preferred stock and stockholders' equity.

(g) To accrue additional merger consideration to be paid to the principal stockholder of EBT within 18 months of the closing date.

(h) To record direct costs of the merger including legal and accounting services and appraisal fees and to record estimated costs to eliminate excess and duplicate activities relating to the merger.

(i)  To record dividend payable to the former stockholders of EBT.

(j) To record income tax receivable resulting from tax benefits associated with the exercise of EBT stock options.

(k) To record current deferred tax asset resulting from tax benefits to be derived from costs to eliminate excess and duplicate activities and the exercise of EBT stock options.

(l) To adjust depreciation expense for the fair market value adjustment of the related assets.

                                                                    EXHIBIT 99.2


                               INSO CORPORATION

                                   UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                                  (AMOUNTS IN THOUSANDS)

                                                           INSO                EBT
                                                         HISTORICAL         HISTORICAL        PRO FORMA         PRO FORMA
                                                       JUNE 30, 1996       JUNE 30, 1996     ADJUSTMENTS         COMBINED
                                                       -------------       -------------     -----------        ---------
ASSETS
- ------
Current assets:
   Cash, cash equivalents and marketable securities       $55,910             $  367           $(38,408) a       $20,376
                                                                                                  2,507  b
   Accounts receivable, net                                11,761              3,673                              15,434
   Other current assets                                     1,132                291                               1,423
   Refundable income taxes                                                       336              3,325  j         3,661
                                                          -------             ------           --------          -------
        Total current assets                               68,803              4,667            (32,576)          40,894

Property and equipment, net                                 3,250              2,286               (359) c         5,177
Royalty advances and other assets, net                      2,304                 98                               2,402
Product development costs, net                              4,085                595              2,017  c         6,697
Intangible assets, net                                      9,484                                                  9,484
Deferred income tax benefit, net                            3,803                107                               3,910

                                                          -------             ------           --------          -------
TOTAL ASSETS                                              $91,729             $7,753           $(30,918)         $68,564
                                                          =======             ======           ========          =======


LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Accounts payable and accrued liabilities               $ 4,899             $3,018           $  2,746  h       $10,663
   Dividend payable                                                                               1,898  i         1,898
   Unearned revenue                                           449              1,858                               2,307
   Royalties payable                                        1,748                                                  1,748
   Due to Houghton Mifflin Company                            346                                                    346
   Current income taxes payable                             1,406                                                  1,406
   Deferred income taxes                                    2,417                107             (1,685) k           839
   Subordinated notes payable and long-term debt                               1,726                               1,726
                                                          -------             ------           --------          -------
      Total current liabilities                            11,265              6,709              2,959           20,933

Payable to stockholder                                                                            1,467  g         1,467

Commitments and contingencies

Redeemable preferred stock                                                       286               (286) f             0


Total stockholders' equity                                 80,464                758               (758) f        46,164
                                                                                                (34,300) e
                                                          -------             ------           --------          -------
                                                           80,464                758            (35,058)          46,164

TOTAL LIABILITIES AND                                     -------             ------           --------          -------
   STOCKHOLDERS' EQUITY                                   $91,729             $7,753           $(30,918)         $68,564
                                                          =======             ======           ========          =======

                               INSO CORPORATION

                                  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                         (AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                               INSO                    EBT
                                                             HISTORICAL             HISTORICAL
                                                              FOR THE                FOR THE
                                                             YEAR ENDED             YEAR ENDED           PRO FORMA        PRO FORMA
                                                         DECEMBER 31, 1995       DECEMBER 31, 1995      ADJUSTMENTS       COMBINED
                                                         ------------------      -----------------      -----------       ---------
Net revenues                                                  $43,387                 $13,814                              $57,201
Cost of revenues                                                5,792                   2,603             $  672  d          9,067
                                                              -------                 -------             ------           -------
   Gross profit                                                37,595                  11,211               (672)           48,134

Operating expenses:
    Sales and marketing                                         6,570                   4,976                (50) l         11,496
    Product development                                         7,489                   4,746                (50) l         12,185
    General and administrative                                  6,458                   1,426                (20) l          7,864
    Purchased in-process research and development               5,500                                                        5,500
                                                              -------                 -------             ------           -------
Total operating expenses                                       26,017                  11,148               (120)           37,045

                                                              -------                 -------             ------           -------
Operating income (loss)                                        11,578                      63               (552)           11,089

Net investment income (expense)                                 1,468                     (36)                               1,432

                                                              -------                 -------             ------           -------
Income (loss) before provision for income taxes                13,046                      27               (552)           12,521

Income tax expense (benefit)                                    7,052                     (10)                               7,042

                                                              -------                 -------             ------           -------
Net income (loss)                                             $ 5,994                 $    37             $ (552)          $ 5,479
                                                              =======                 =======             ======           =======

Primary earnings (loss) per share                             $  0.49                 $  0.00             $(0.05)          $  0.45
                                                              =======                 =======             ======           =======

Primary shares utilized in calculation of earnings
  per share                                                    12,228                  12,228             12,228            12,228

Fully diluted earnings (loss) per share                       $  0.47                 $  0.00             $(0.04)          $  0.43
                                                              =======                 =======             ======           =======

Fully diluted shares utilized in calculation of
  earnings per share                                           12,839                  12,839             12,839            12,839


                               INSO CORPORATION

                                  UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                                         (AMOUNTS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                 INSO              EBT
                                                               HISTORICAL       HISTORICAL
                                                              FOR THE SIX      FOR THE SIX
                                                              MONTHS ENDED     MONTHS ENDED        PRO FORMA         PRO FORMA
                                                             JUNE 30, 1996    JUNE 30, 1996       ADJUSTMENTS         COMBINED
                                                             -------------    -------------       -----------        ---------
Net revenues                                                    $27,605          $ 7,488                              $35,093
Cost of revenues                                                  3,845            1,604               336  d           5,785
                                                                -------          -------            ------            -------
   Gross profit                                                  23,760            5,884              (336)            29,308

Operating expenses:
    Sales and marketing                                           4,927            3,113               (25) l           8,015
    Product development                                           5,281            3,292               (25) l           8,548
    General and administrative                                    3,951              911               (10) l           4,852
    Purchased in-process research and development                 4,400                                                 4,400
                                                                -------          -------            ------            -------
Total operating expenses                                         18,559            7,316               (60)            25,815

                                                                -------          -------            ------            -------
Operating income (loss)                                           5,201           (1,432)             (276)             3,493

Net investment income (expense)                                   1,533              (54)                               1,479

                                                                -------          -------            ------            -------
Income (loss) before provision for income taxes                   6,734           (1,486)             (276)             4,972

Income tax expense (benefit)                                      4,014             (338)                               3,676

                                                                -------          -------            ------            -------
Net (loss) income                                               $ 2,720          $(1,148)           $ (276)           $ 1,296
                                                                =======          =======            ======            =======

Earnings (loss) per share                                       $  0.20          $ (0.08)           $(0.02)           $  0.09
                                                                =======          =======            ======            =======

Shares utilized in calculation of earnings per share             13,690           13,690            13,690             13,690